Bird Appoints John Bitove Chairperson of the Board of Directors MIAMI – June 30, 2023 -- Bird Global, Inc. (NYSE:BRDS), a leader in environmentally friendly electric transportation, today announced the appointment of John Bitove as Chairperson of the Board of Directors, replacing Travis VanderZanden, who has decided to step down to pursue other ventures, effective immediately. “John is stepping into his new role with the full support of management and the Board,” said Shane Torchiana, CEO, Bird. “At the same time, we are grateful for Travis’s incredible contributions over the years to Bird as both the Founder of the company and Board Chair. He has made a lasting impact on the micromobility space and will be greatly missed by everyone at Bird. The Board and the management team fully support his decision and we wish him all the best as he pursues new opportunities.” “I’m filled with gratitude for the incredible journey at Bird and I leave knowing that the talented team, including John and Shane, will carry the torch and achieve even greater heights. I’d like to thank all the employees and partners for their dedication and help along the way. This was not an easy decision, but ultimately I’m excited to get back to my entrepreneurial roots and incubate some new ideas. We are fortunate to have someone of John’s stature to lead our Board during this pivotal time in the company’s path to profitability. As one of the largest shareholders, John has my full support as the new Chairperson of the Board,” added VanderZanden. Bitove has served on the Bird Board since January 2023. He is the Chairman and co-founder of Bird Canada, and investment company Obelysk. Obelysk brought SiriusXM satellite radio to Canada and is a major investor across a portfolio of businesses. Bitove was also the founder of the Toronto Raptors of the NBA. In addition to Bird, Bitove also serves on the boards of a number of private companies and charitable foundations. He holds a B.S. in Marketing from Indiana University, and L.L.B. from the University of Windsor. "I am excited to step into this new role as Chairperson and continue working with my fellow Board members and the Bird leadership team during the company’s next chapter of growth. The energy and enthusiasm of the Board has been incredible since I joined early this year. We’re all passionate about Bird’s prospects and supporting the company in its mission to provide clean, equitable transportation alternatives in cities around the world,” added Bitove. For more information on Bird, visit www.bird.co. About Bird Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer Travis VanderZanden, Bird’s cleaner, affordable, and on-demand mobility solutions are available in more than 350 cities, primarily across the United States, Canada, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. Forward-Looking Statements

This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts may be forward-looking statements. Such forward-looking statements include, but are not limited to, our path to profitability and our future financial performance, operations, operating results and financial condition. We have based these forward-looking statements largely on our current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our ability to meet the continued listing requirements of the NYSE; risks related to our relatively short operating history and our new and evolving business model, which makes it difficult to evaluate our future prospects, forecast financial results, and assess the risks and challenges we may face; our ability to achieve or maintain profitability in the future; our ability to retain existing riders or add new riders; our Fleet Managers’ ability to maintain vehicle quality or service levels; our ability to evaluate our business and prospects in the new and rapidly changing industry in which we operate; risks related to the impact of poor weather and seasonality on our business; our ability to obtain vehicles that meet our quality specifications in sufficient quantities on commercially reasonable terms; our ability to compete successfully in the highly competitive industries in which we operate; risks related to our substantial indebtedness; our ability to secure additional financing; risks related to the effective operation of mobile operating systems, networks and standards that we do not control; risks related to action by governmental authorities to restrict access to our products and services in their localities; risks related to claims, lawsuits, arbitration proceedings, government investigations and other proceedings to which we are regularly subject; risks related to compliance, market and other risks, including the ongoing conflict between Ukraine and Russia, in relation to any expansion by us into international markets; any continuing impact of the COVID-19 pandemic on our business, financial condition, and results of operations; risks related to the impact of impairment of our long-lived assets and the other important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and described from time to time in our future reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Contacts Investor Contact Investor@bird.co Media Contact Press@bird.co Source: Bird Global, Inc.